UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 2, 2008

ACUSPHERE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50405	04-3208947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Arsenal Street

Watertown, Massachusetts 02472

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code  (617) 648-8800

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01                              Entry into a Material Definitive Agreement.

The Cephalon Amendment

On September 2, 2008, Acusphere, Inc. (“Acusphere”) entered into a letter agreement (the “Cephalon Amendment”) amending the License Agreement dated March 28, 2008 between Cephalon, Inc. (“Cephalon”) and Acusphere, Inc., as amended on August 13, 2008 (the “Cephalon License Agreement”).  The Cephalon Amendment provides that the amount of assistance that Acusphere will be obligated to provide Cephalon under the Cephalon License Agreement will be limited to four person-hours during any month during the term of the Cephalon License Agreement.

The Nycomed Amendment

On September 3, 2008, Acusphere executed the Fourth Amendment (the “Nycomed Amendment”) to the Collaboration, License and Supply Agreement dated July 6, 2004 with Nycomed Danmark ApS (“Nycomed”), as amended, for the European development and marketing rights to Acusphere’s lead product candidate, Imagify™ (Perflubutane Polymer Microspheres) for Injectable Suspension (the “Product”).  Pursuant to the Nycomed Amendment, the milestone described as “receipt of the first Acceptance for Filing of an MAA for the Product in any Primary Jurisdiction” is removed and replaced with “receipt by Nycomed from Acusphere of the process validation summary for inclusion in Nycomed’s initial MAA for the Product and a description of the changes in the manufacturing process introduced prior to production of the three process validation batches.”

The above summaries of the Cephalon Amendment and the Nycomed Amendment do not purport to be complete and are qualified in their entirety by reference to the Cephalon Amendment and the Nycomed Amendment, as applicable, copies of which have been filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and are incorporated into this Item 1.01 by reference.

Item 9.01                              Financial Statements and Exhibits.

(d)                             Exhibits

Exhibit No.	Exhibit
10.1	Letter Agreement, dated as of September 2, 2008, between Acusphere and Cephalon, Inc.*

10.2	Fourth Amendment to the Collaboration, License and Supply Agreement dated July 6, 2004, dated as of September 3, 2008 between Acusphere and Nycomed Danmark ApS*

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUSPHERE, INC.

Dated: September 8, 2008	By:	/s/ Lawrence A. Gyenes
		Name:	Lawrence A. Gyenes
		Title:	Senior Vice President, Chief Financial
Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Letter Agreement, dated as of September 2, 2008, between Acusphere and Cephalon, Inc.*

10.2	Fourth Amendment to the Collaboration, License and Supply Agreement dated July 6, 2004, dated as of September 3, 2008 between Acusphere and Nycomed Danmark ApS*

* Filed herewith